UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

SCOTT’S LIQUID GOLD-INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each class	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2019, Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), issued restricted stock unit awards to its directors and certain executive officers.  Each award was issued pursuant to the terms of a Director RSU Award Agreement or Executive Officer RSU Award Agreement, as applicable, the forms of which are included as exhibits to this report.  These compensatory awards were issued under the Company’s 2015 Equity and Incentive Plan.

Each independent director received a restricted stock unit award equal to 5,000 shares of the Company’s common stock, which will vest in three equal installments on each anniversary of the grant date.

Mark E. Goldstein, Kevin A. Paprzycki and Michael B. Hyman, each an executive officer of the Company, received restricted stock unit awards that will vest on the third anniversary of the grant date and will result in an award equal to the following number of shares if the Company’s common stock price improves to an average trading price at or above $2.75, $3.50 or $4.25 for 30 consecutive trading days during the term:  with respect to Mr. Goldstein, 58,454, 96,588 or 122,255 shares; with respect to Mr. Paprzycki, 38,011, 55,000 or 65,000 shares; and with respect to Mr. Hyman, 28,493, 44,775 or 55,310 shares.

The foregoing description of the awards is a summary only and qualified in its entirety by reference to the full text of the forms of Director RSU Award Agreement or Executive Officer RSU Award Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of Director RSU Award Agreement
10.2	Form of Executive Officer RSU Award Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date:	November 20, 2019	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer